Fusion Announces Agreement to Acquire Birch's Cloud and Business Services Business

August 28, 2017

Safe Harbor Statement

Statements in this presentation that are not purely historical facts, including statements regarding Fusion's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1996. Such statements consist of any statement other than a recitation of historical fact and may sometimes be identified by the use of forward-looking terminology such as "may", "might," "will," "should," "could," "predict," "project," "future," "potential," "seek to," "plan," "assume," "believe," "target," "forecast," "goal," "objective," "expect", "anticipate", "intend", "estimate" or "continue" or the negative or other variations thereof or comparable terminology.

The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties that could cause actual events or results to differ from those referred to in such forward-looking statements. These forward-looking statements, include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. Important risks regarding the Company's business include the Company's ability to raise additional capital to execute its comprehensive business strategy; the integration of businesses and assets following an acquisition; the Company's ability to comply with covenants included in its senior debt agreements; competitors with broader product lines and greater resources; emergence into new markets; natural disasters, acts of war, terrorism or other events beyond the Company's control; and other factors identified by Fusion from time to time in its filings with the Securities and Exchange Commission, which are available through www.sec.gov.

However, the reader is cautioned that Fusion's future performance could also be affected by risks and uncertainties not enumerated above. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this presentation.

Safe Harbor Statement (Cont'd)

For example, the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals associated therewith that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement, the possibility that Fusion shareholders may not provide the required shareholder approvals, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Fusion's common stock, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Fusion and Birch to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, problems may raise in integrating the businesses of the companies which may result in the combined company operating less effectively and efficiently than anticipated, the combined company may not be able to achieve cost-cutting synergies or it may take longer than anticipated to achieve those synergies, and there is no guarantee as to the trading price of the stock of the combined company and other factors.

All such factors are difficult to predict and are beyond our control. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

Subject to regulatory and shareholder approvals and the satisfaction of certain closing conditions including the completion of the spin-off of Birch's legacy single-line and consumer business and the disposition of Fusion's carrier business, receipt of required regulatory and antitrust approvals, financing for the transaction and other customary closing conditions, the transaction is expected to close by the end of 2017. There is no assurance that the transaction will close in 2017 or at all.

Birch Brings Scale to Accelerate Fusion's Single-Source Cloud Strategy

fusion

Transaction expected to create a cloud services market leader in business customers, revenue, network and infrastructure

- Unique, disruptive and compelling single-source strategy to provide everything businesses need to migrate to the cloud
- Fully integrated suite of cloud services, including cloud voice, contact center, connectivity, cloud computing, storage and security
- Highly attractive business customer base, positioning the new Fusion to capitalize on substantial upselling and cross-selling opportunities
- An extensive next-generation IP network infrastructure to enhance Fusion's ability to deliver services to more customers, at a lower cost, with greater efficiency, reliability and quality of service than competitors
- Strong margin and cash flow profile, with pro forma annual adjusted EBITDA of more than $150 million
- Significantly broader access to a variety of financing options for future financial flexibility to pursue growth

Transaction Overview

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- All-stock transaction in which Birch shareholders will roll their equity position in Birch's Cloud and Business Services business, valued at approx. $280MM, into common equity of the combined company
- Birch shareholders are currently expected to receive approx. 73MM common shares of Fusion valued at $3.85 per share
- Implied valuation represents approx. 5x pro forma adj. EBITDA of Birch's Cloud and Business Services business, including anticipated synergies of more than $20MM
- Fusion will assume Birch's existing debt of approx. $458MM, which is expected to be refinanced along with Fusion's existing debt
- Expected to be significantly accretive to Fusion's adj. EBITDA immediately upon closing and generate positive free cash flow, and to dramatically reduce Fusion's overall leverage ratio
  - Net debt anticipated to be less than 4.0x pro forma adjusted EBITDA
- Acquisition will not include Birch's legacy consumer and single-line business customers
- Prior to closing, Fusion will exit its Carrier Services business
- At closing, Matthew Rosen, Chief Executive Officer of Fusion, will serve as CEO of the combined company and will assume the role of Chairman of the Board
- Fusion and Birch shareholders will each appoint four directors to the combined company's Board, with a ninth director to be nominated by Birch shareholders with Fusion's prior approval
- Combined company expected to remain listed on the Nasdaq Capital Market as FSNN

Overview of "New Fusion"

Fusion Is The Cloud At Scale

- Expected to be among the largest publicly traded North American cloud services providers, with approximately $575MM in pro forma annual revenue
- Expected to have over 150,000 business customers, a more extensive nationwide, 100% IP-based network, and approximately 1,000 employees
- Unmatched suite of fully integrated, enterprise-grade cloud solutions

Positioned to Drive Growth, Significant Cash Flow and Shareholder Value

- Continued revenue growth and customer base expansion through disciplined, targeted and accretive acquisitions, complemented by moderate organic growth
- Highly scalable operating platform and back office optimized to integrate acquisitions quickly and realize significant synergies

Trusted to Meet the Demanding Needs of Businesses

Northwell Health, Burger King, Chipotle Mexican Grill, Baptist Hospital, Menards, Wells Fargo, Cisco, State Farm, Major League Baseball, New York Life, RAC Rent-A-Center, Carquest, Cintas, FleetPride, LexisNexis

Benefits of the Acquisition

To Customers and Partners

- Added scale will allow Fusion to accelerate the delivery of cloud services to a larger customer base
- Fusion will remain 100% focused on providing leading edge, integrated cloud solutions to larger business with more complex needs
- Acquisition will significantly enhance and strengthen Fusion's current all IP-based nationwide network to provide greater breadth of service and lower cost structure

To Shareholders

- Highly accretive to Fusion's pro forma cash flow
- Substantially improved margin profile with adj. EBITDA expected to be >25% of revenue on a pro forma basis
- Dramatically lower leverage ratios with total debt expected to be <4.0x pro forma annual adj. EBITDA
- Expected to have improved access to capital markets for increased visibility in the industry and financial markets and greater financial flexibility

To Employees

- Significantly greater career opportunities as part of a larger organization
- Fusion will remain a fierce competitor in the market and retain its highly entrepreneurial spirit and willingness to challenge the status quo

Combined Growth Strategy

fusion

The single source for everything businesses need to migrate to the cloud

- Fusion solves the complexity of managing multiple cloud services from multiple providers by delivering fully integrated cloud solutions over a single platform and network that provides:
  - Enhanced efficiency in the installation and integration of cloud services
  - Reduced cost of the overall solution
  - Control of the entire customer experience for end-to-end QoS
  - Prevents "finger-pointing" often encountered when using multiple service providers
- In contrast, many competitors offer one or two services, which are often not enterprise-class solutions

Continuing growth strategy

- Continue rapid expansion primarily by acquiring cloud services businesses, complemented by moderate (2%-4%) organic growth
- Opportunistic acquisitions yield superior business and economic benefits
  - Customer acquisition costs via M&A will be substantially lower than that of peers spending 50%-55% of revenue on Sales & Marketing expense to drive similar growth
  - Acquisitions can contribute additional benefits, including strong customer relationships, complementary products and services, network and cloud infrastructure, and skilled employees

Significant Cross-Selling and Upselling Opportunities

fusion

BIRCH

Fusion's Cloud Communications sales leadership will manage the combined company's aggressive drive for more organic Cloud and Business Services sales

Birch's Data Center and Network products will be marketed to Fusion's customers

Expands Fusion's All-IP Cloud Network for Multi-location Customers

- The combined North American IP-Network is expected to include ~31K fiber route-miles, presence in 30 data centers, metro fiber in 11 major markets, MPLS, SD-WAN, and an extensive NNI Platform which results in greatly increased sales opportunities for multi-location customers



Edmonton
Sherwood Park
Kamloops
Saskatoon
Vancouver
Calgary
Victoria
New Westminster
Seattle
Regina
Winnipeg
Thunder Bay
Quebec City
St. John
Halifax
Sudbury
Montreal
Ottawa
Barrie
Toronto
Boston
Minneapolis
Detroit
Little Ferry
Windsor
New York
Chicago
Cleveland
Newark
Philadelphia
San Francisco
Denver
Columbus
Washington, DC
San Jose
Kansas City
Topeka
St. Louis
Louisville
Winchester
Las Vegas
Colorado Springs
Pikeville
Nashville
Knoxville
Greensboro
Los Angeles
Charlotte
Memphis
Chattanooga
Greenville
San Diego
Atlanta
Birmingham
Macon
Dallas
Savannah
El Paso
Midland
Longview
Albany
Waco
Jacksonville
Austin
San Antonio
Houston
Tampa
Sarasota
Ft. Myers
Corpus Christi
Miami
Ft. Lauderdale
Boca Raton
W. Palm Beach

Strong M&A and Integration Track Record

Proven History of Successfully Integrating Acquisitions

- Management teams of both Fusion and Birch have strong track records of successfully completing acquisitions of cloud services businesses and realizing the full amount of identified synergies
- All historical acquisitions by both companies have been tightly integrated, with a single management and operating structure

"Day One" Communications Strategy

- Close communication between management and the investment community to articulate the benefits of the transaction to shareholders and analysts
- Customer, partner and vendor communications are issued to reinforce benefits of the transaction to external stakeholders
- Following the close, management communicates and implements responsibilities for financial and operational objectives throughout the organization

Integration Strategy Post-close

- Re-branding of marketing collateral, invoices and other elements over six to nine months to ensure business continuity
- Integrate back-office systems, including billing, OSS, etc.
- Train and incentivize sales teams for cross-selling and upselling into combined customer base
- Drive cost synergies through efficient customer and platform integration

Substantial Identified Synergies

- Fusion has identified over $20MM in cost of revenue and operating cost savings to be derived from the combination of the businesses
- Sources of cost savings include:
  - Network redundancies
  - Professional services, consulting and outsourced support
  - Spend efficiency given scale of combined business
  - Headcount rationalization
  - Office space consolidation

Fusion Investment Highlights

fusion

Significant Market Opportunity	• Rapidly growing leader in $200B+ cloud services market with significant scale to capture greater value • Business cloud voice, contact center, connectivity, cloud computing, storage and security are multi-billion-dollar markets growing 20% or more annually
Unique Single-Source Platform	• Fusion solves the complexity challenge that companies face when using multiple cloud services from multiple providers • Highly differentiated strategy compared to peers that typically offer one or two services
Executing on Growth Strategy	• Post acquisition, Fusion is expected to be among the largest and most well-positioned cloud services providers in the industry • Demonstrated history of successfully identifying and integrating acquisitions and quickly realizing significant cost savings
Experienced Leadership	• Solid expertise managing high-growth cloud services businesses • Significant investment by Management and Board



NASDAQ: FSNN

Fusion Contact
Brian Coyne
VP – Investor Relations
(212) 201-2404
bcoyne@fusionconnect.com

MZ Group for Fusion
Chris Tyson
Managing Director
(949) 491-8235
FSNN@mzgroup.us